Filed pursuant to Rule 497(a)

File No. 333-195070

Rule 482ad

FOR IMMEDIATE RELEASE

THL Credit Announces Public Offering of Notes due 2021

BOSTON – November 13, 2014 – THL Credit, Inc. (NASDAQ: TCRD) (“THL Credit”) today announced that it has priced a public offering of $45.0 million aggregate principal amount of Notes due 2021 (the “Notes”). The Notes will mature on November 15, 2021, and may be redeemed in whole or in part at any time or from time to time at THL Credit’s option on or after November 15, 2017. The Notes will bear interest at a rate of 6.75% per year payable quarterly on March 30, June 30, September 30 and December 30 of each year, beginning December 30, 2014. THL Credit also granted the underwriters a 30-day option to purchase up to an additional $6.75 million in aggregate principal amount of Notes to cover overallotments, if any. THL Credit expects to list the Notes on the New York Stock Exchange under the trading symbol “TCRX.” Keefe, Bruyette & Woods, Inc. and Raymond James & Associates, Inc. are acting as joint book-running managers for this offering. BB&T Capital Markets, a division of BB&T Securities, LLC, is acting as a lead manager for this offering.

The closing of the transaction is subject to customary closing conditions and the Notes are expected to be delivered on or about November 18, 2014.

THL Credit expects to use the net proceeds of this offering to repay outstanding indebtedness under its revolving credit facility.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of THL Credit before investing. The preliminary prospectus supplement dated November 12, 2014 and the accompanying prospectus dated September 9, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about THL Credit and should be read carefully before investing.

The information in the preliminary prospectus supplement, the accompanying prospectus and this press release is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this press release are not offers to sell any securities of THL Credit and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus, copies of which may be obtained from: Keefe, Bruyette & Woods, Inc., 787 Seventh Avenue, Fourth Floor, New York, NY 10019 (telephone number 1-800-966-1559) or Raymond James & Associates, Inc., 880 Carillon Parkway, St. Petersburg, FL 33716 (telephone number 1-800-248-8863).

ABOUT THL CREDIT

THL Credit is an externally-managed, non-diversified closed-end management investment company that has elected to be treated as a business development company (BDC) under the Investment Company Act of 1940. THL Credit’s investment objective is to generate both current income and capital appreciation, primarily through investments in privately negotiated debt and equity securities of middle market companies.

THL Credit is headquartered in Boston, with additional investment teams in Chicago, Houston, Los Angeles and New York. THL Credit is a direct lender that invests in first lien and second lien secured loans, including through unitranche investments, as well as subordinated debt, which may include an associated equity component such as warrants, preferred stock or other similar securities. In certain instances, THL Credit will also make direct equity investments and may also selectively invest in the residual interests, or equity, of collateralized loan obligations. THL Credit targets investments in middle market companies with annual revenues of between $25 million and $500 million that require capital for growth and acquisitions. THL Credit’s investment activities are managed by THL Credit Advisors LLC, an investment adviser registered under the Investment Advisers Act of 1940.

ABOUT THL CREDIT ADVISORS LLC

THL Credit Advisors LLC (“THL Credit Advisors”) is an alternative credit investment manager for both direct lending and broadly syndicated investments through public and private vehicles, collateralized loan obligations, separately managed accounts and co-mingled funds. THL Credit Advisors and its subsidiary maintain a variety of advisory and sub-advisory relationships across their investment platforms, including THL Credit, Inc. (Nasdaq:TCRD), a publicly traded business development company, and THL Credit Senior Loan Fund (NYSE:TSLF), a non-diversified, closed-end management investment company.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition. These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission. THL Credit undertakes no duty to update any forward-looking statements made herein.

Investor Contact:

THL Credit, Inc.

Terrence W. Olson

COO & CFO

617-790-6010

Media Contact:

Sard Verbinnen & Co

Matt Benson

212-687-8080

# # #